Exhibit 10.35

SECOND OMNIBUS REAFFIRMATION AGREEMENT,

AMENDMENT AND JOINDER TO LOAN DOCUMENTS

This SECOND OMNIBUS REAFFIRMATION AGREEMENT, AMENDMENT AND JOINDER TO LOAN DOCUMENTS, dated as of January 6, 2017 (this “Reaffirmation, Amendment and Joinder”), is entered into by and among CALENCE, LLC, a Delaware limited liability company, INSIGHT DIRECT USA, INC., an Illinois corporation, INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (each a “Reseller” and collectively, the “Resellers”), DATALINK CORPORATION (as successor by merger with Reef Acquisition Co., a Minnesota corporation), a Minnesota corporation (“New Reseller”), INSIGHT ENTERPRISES, INC., a Delaware corporation (“Parent Guarantor”), INSIGHT CANADA HOLDINGS, INC., f/k/a Insight Canada, Inc., INSIGHT NORTH AMERICA, INC., INSIGHT DIRECT WORLDWIDE, INC., INSIGHT RECEIVABLES HOLDING, LLC and INSIGHT TECHNOLOGY SOLUTIONS, INC. (collectively, the “Subsidiary Guarantors” and, together with the Resellers and the Parent Guarantor, the “Reaffirming Parties”), CASTLE PINES CAPITAL LLC, a Delaware limited liability company (“CPC”) as Administrative Agent, and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company as Collateral Agent, Syndication Agent, and Administrative Agent (“WFCF”) (WFCF and CPC, collectively and in such capacities, the “Agents”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

WHEREAS, the Parent Guarantor notified the Agents and the Lenders that Parent Guarantor wishes to acquire (the “Datalink Acquisition”) all or substantially all of the assets or equity interests of Datalink Corporation, a Minnesota corporation, pursuant to that certain Agreement and Plan of Merger, dated as of November 6, 2016 (the “Merger Agreement”), by and among Parent Guarantor, New Reseller, and Reef Acquisition Co. (the “Merger Sub”), a Minnesota corporation and a wholly-owned subsidiary of Parent Guarantor, pursuant to which the Merger Sub will be merged with and into New Reseller, with New Reseller surviving as a wholly-owned subsidiary of Parent Guarantor;

WHEREAS, prior to the acquisition of New Reseller by Parent Guarantor, New Reseller and CPC entered into that certain Credit Agreement dated as of July 17, 2013, as amended prior to the date hereof (the “Existing Datalink Credit Agreement”), pursuant to which CPC offered to New Reseller, among other things, a channel finance facility of up to a maximum aggregate amount of $75,000,000;

WHEREAS, New Reseller desires to join the Existing Credit Agreement (as defined below) as a Reseller therein;

WHEREAS, certain of the Resellers, certain lenders and the Agents have entered into the Second Amended and Restated Credit Agreement dated as of June 23, 2016 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), the Amended and Restated Security Agreement (Resellers), dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Resellers Security Agreement”), and the Amended and Restated Pledge Agreement (Resellers) dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Resellers Pledge Agreement”);

WHEREAS, Parent Guarantor and WFCF have entered into the Amended and Restated Parent Guaranty dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Parent Guaranty”), the Amended and Restated Security Agreement dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Parent Security Agreement”), and the Amended and Restated Parent Guarantor Pledge

Agreement dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Parent Pledge Agreement”);

WHEREAS, the Subsidiary Guarantors and WFCF have entered into the Amended and Restated Subsidiary Guaranty dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Subsidiary Guaranty”), the Amended and Restated Subsidiary Security Agreement dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Subsidiary Security Agreement”), and the Amended and Restated Subsidiary Pledge Agreement dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Subsidiary Pledge Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the Reaffirming Parties entered into the Loan Documents (as such term is defined in the Existing Credit Agreement) set forth in Annex I hereto (such documents, together with the other Loan Documents to which the Reaffirming Parties are subject (each as amended, restated, supplemented or otherwise modified), the “Reaffirmed Loan Documents”);

WHEREAS, the Resellers, the Lenders (as defined below), and the Agents, have agreed to amend the Existing Credit Agreement as set forth herein, to join New Reseller as a Reseller, and to include all obligations of Datalink Corporation to CPC under the Existing Datalink Credit Agreement (defined below) as “Loan Obligations” under the terms of the Existing Credit Agreement (such amendment together with the Existing Credit Agreement, the “Credit Agreement”);

WHEREAS, this Reaffirmation, Amendment and Joinder is being executed and delivered pursuant to Section 17.2 of the Credit Agreement; and

WHEREAS, the Reaffirming Parties wish to reaffirm the terms and conditions of the Reaffirmed Loan Documents to which they are a party.

NOW, THEREFORE, in consideration of the premises set forth above, the parties hereto hereby agree as follows:

1.	Amendment and Joinder to Credit Agreement.

A. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(i) the following new Section 17.17, “Datalink Loan Obligations” is hereby inserted in the appropriate numerical order therein:

“17.17 Datalink Loan Obligations”. The Datalink Loan Obligations are (a) assumed by the Resellers, jointly and severally, as Loan Obligations as of the date of the Second Omnibus Reaffirmation Agreement, Amendment and Joinder to Loan Documents, dated as of January 6, 2017, by and among the Resellers, the Parent Guarantor, the Subsidiary Guarantors, CPC, the Administrative Agent and the Lenders party thereto (the “Datalink Loan Obligations Effective Date”), and (b) all Datalink Loan Obligations shall be deemed to be Loan Obligations under the terms hereof as of the Datalink Loan Obligations Effective Date.”

(ii) the following definition is added to Exhibit B in the appropriate alphabetical order therein:

“‘Datalink Loan Obligations’ – means all ‘Obligations’ as defined in, and existing and outstanding as of the Datalink Loan Obligations Effective Date, the Existing Datalink Credit Agreement,” which as of January 5, 2017 at 5:00 p.m. Mountain time equal $28,034,204.40;

(iii) the following definition is added to Exhibit B in the appropriate alphabetical order therein:

“‘Existing Datalink Credit Agreement’ – means that certain Credit Agreement between Datalink Corporation, a Minnesota corporation, and CPC dated as of July 17, 2013, as amended.”;

(iv) the definition of “Loan Obligations” within Exhibit B to the Existing Credit Agreement is hereby amended by replacing clause “(a)” of the definition with the following new clause “(a)”:

“(a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the (i) Loans made to the Resellers and (ii) Datalink Loan Obligations, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and”;

(v) the definition, “Resellers” within Exhibit B to the Existing Credit Agreement is hereby amended by replacing the existing definition with the following new definition:

“‘Resellers’ – means Calence, LLC, a Delaware limited liability company, Insight Direct USA, Inc., an Illinois corporation, Insight Public Sector, Inc., an Illinois corporation, and Datalink Corporation (as successor by merger with Reef Acquisition Co., a Minnesota corporation), a Minnesota corporation.”; and

(vi) the following definition of “Mortgaged Real Property” is hereby inserted into Exhibit B of the Existing Credit Agreement:

“‘Mortgaged Real Property’ means each parcel of real property subject to, or required to be subject to, pursuant to any Loan Document, any mortgage, deed of trust or other agreement which conveys or evidences a Lien in such real property in favor of the Administrative Agents for the benefit of the Holders of Secured Obligations.”

(vii) the following is hereby inserted at the end of Section 10.5:

“If at any time any Mortgaged Real Property is located in a designated special “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Loan Parties will (i) maintain fully paid flood hazard insurance on such Mortgaged Real Property on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994, and (ii) provide within thirty (30) days (or such longer period as the Administrative Agents shall agree) evidence of such coverage as the Administrative Agents may reasonably request, including, without limitation, (x) copies of any such flood insurance policies naming the Collateral Agent as loss payee and (y) the applicable Loan Party’s application for a flood insurance policy plus proof of premium payment, in each case to the extent requested by the Administrative Agents.”; and

(viii) the following is hereby added as a separate paragraph to the end of Section 10.9:

“Notwithstanding the foregoing requirements of this Section 10.09, the Parent Guarantor shall promptly give notice to the Administrative Agents (which shall promptly deliver such notice to the Lenders) in the event that any real property of any Loan Party qualifies as Mortgaged Real Property. The Loan Parties shall provide all information reasonably requested by the Administrative Agents (or by any Lender upon written notice by such Lender to the Parent Guarantor and the Administrative Agents) to conduct flood due diligence and flood insurance compliance with respect to any Mortgaged Real Property. Notwithstanding anything herein to the contrary, no mortgage, deed of trust or other agreement which conveys or evidences a Lien in such real property in favor of the Collateral Agent for the benefit of the Holders of Secured Obligations will be recorded (and neither the Administrative Agents or the Required Lenders shall request that any Loan Party grant such a Lien on such real property) with respect to any real property of the Loan Parties pursuant to this Section 10.09 or under any other Loan Document unless the Lenders shall have received (i) written notice thereof at least 30 days prior to such recording and (ii) the other deliverables required pursuant to the immediately preceding sentence.”; and

(ix) Schedule 9.6 to the Existing Credit Agreement is hereby amended in its entirety pursuant to the Schedule set forth in Exhibit A hereto.

B. Joinder of New Reseller to Loan Documents.

(i) Resellers Security Agreement. By its execution of this Reaffirmation, Amendment and Joinder, the undersigned, New Reseller, agrees to agrees to become, and does hereby become, a Grantor under the Resellers Security Agreement and agrees to be bound by such Agreement as if originally a party thereto. In addition, to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the Resellers Security Agreement), New Reseller hereby grants to the Collateral Agent, for the benefit of itself, the Administrative Agents and the Holders of the Secured Obligations, a security interest in all of its right, title and interest in and to the “Collateral” (as such term is defined in the Resellers Security Agreement), whether now owned or existing or hereafter arising or acquired and wheresoever located. By and giving effect to its execution of this Reaffirmation, Amendment and Joinder, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Resellers Security Agreement are true and correct in all respects as of the date hereof. New Reseller represents and warrants that the schedules attached hereto as Exhibit B are true and correct in all respects as of the date hereof and such schedules set forth all information required to be scheduled under the Resellers Security Agreement as of the date hereof. New Reseller shall, to the extent required pursuant to the Resellers Security Agreement, take all steps necessary to perfect, in favor of the Collateral Agent, a first-priority security interest in and lien against New Reseller’s Collateral, including, without limitation, to the extent required pursuant to the Resellers Security Agreement, taking all steps necessary to properly perfect the Collateral Agent’s interest in any uncertificated equity or membership interests. New Reseller hereby authorizes the Collateral Agent to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Collateral Agent under this Reaffirmation, Amendment, and Joinder, and the Collateral Agent agrees to notify New Reseller when such a filing has been made. New Reseller hereby authorizes the Collateral Agent to file financing statements describing the collateral covered thereby as “all of the debtor’s personal property or assets, whether now owned or existing or hereafter acquired or arising” or any other wording the Collateral Agent, in its sole discretion, chooses, notwithstanding that such wording may be broader in scope than the Collateral described in this Reaffirmation, Amendment and Joinder.

(ii) Resellers Pledge Agreement.

(a) By its execution of this Reaffirmation, Amendment and Joinder, New Reseller hereby agrees that (i) the capital stock of the corporations and membership interests of the limited liability company listed on the schedules attached hereto as Exhibit C be pledged to the Collateral Agent as additional collateral pursuant to Sections 1.1 and 1.2 of the Resellers Pledge Agreement, (ii) such property shall be considered Pledged Stock and Pledged Membership Interests under the Resellers Pledge Agreement and be a part of the Pledged Collateral pursuant to Sections 1.1 and 1.2 of the Resellers Pledge Agreement, and (iii) each such corporation and limited liability company listed on Exhibit C hereto shall be considered a Pledged Subsidiary for purposes of the Resellers Pledge Agreement.

(b) By its execution of this Reaffirmation, Amendment and Joinder, New Reseller agrees to agrees to become, and does hereby become, a Pledgor under the Resellers Pledge Agreement and agrees to be bound by such Resellers Pledge Agreement as if originally a party thereto and that the representations and warranties contained in Section 5 of the Resellers Pledge Agreement are true and correct in all respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date, in each case after taking into account the pledge of the additional Pledged Stock and Pledged Membership Interests relating hereto.

2.	Amendments to Reaffirmed Loan Documents. After giving effect to Section 1(B) above, (i) the Schedules to the Resellers Security Agreement are hereby amended in their entirety pursuant to each corresponding Schedule set forth in Exhibit B hereto, (ii) the Schedules to the Resellers Pledge Agreement are hereby amended in their entirety pursuant to each corresponding Schedule set forth in Exhibit C hereto, and (iii) the Schedules to the Parent Guarantor Pledge Agreement are hereby amended in their entirety pursuant to each corresponding Schedule set forth in Exhibit D hereto.

3.

Reaffirmation of Reaffirmed Loan Documents. Without in any way establishing a course of dealing by the Agents or any Lender, the Reaffirming Parties reaffirm the terms and conditions of the Reaffirmed Loan Documents to which they are a party and acknowledge and agree that the Reaffirmed Loan Documents remain in full force and effect and are hereby reaffirmed, ratified and confirmed. Without limiting the foregoing, each Reaffirming Party hereby (i) reaffirms its indebtedness, liabilities and obligations under the Reaffirmed Loan Documents to which it is a party and (ii) reaffirms all Liens on the Collateral which have been granted by it or its predecessors in favor of the Agents (for themselves and the other Holders of Secured Obligations) pursuant to any of the Reaffirmed Loan Documents to which it is a party. Each Reaffirming Party represents and warrants that each representation and warranty made by such Reaffirming Party in each Reaffirmed Loan Document to which it is a party is true and correct on and as of the date hereof in all material respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).

4.	Conditions of Effectiveness. The effectiveness of this Reaffirmation, Amendment and Joinder is subject to the following conditions precedent:

(a) the Agents shall have received counterparts of this Reaffirmation, Amendment and Joinder duly executed by the Resellers, the Parent Guarantor, the Subsidiary Guarantors and the Lenders required to execute and deliver this Reaffirmation, Amendment and Joinder in order to give effect hereto;

(b) the Datalink Acquisition shall have been consummated;

(c) the Agents shall have received such Secretary Certificates and Resolutions as are customary for transactions of this type; and

(d) the Agents shall have received a certificate, dated as of the date hereof, and signed by a Financial Officer, (i) certifying that as of the date hereof, after giving effect to the transactions to be consummated on the date hereof and the payment and accrual of all fees, costs and expenses in connection therewith, the Parent Guarantor and its Subsidiaries, on a consolidated basis, are and will be Solvent and (ii) demonstrating that the Parent Guarantor and its Subsidiaries are in compliance with the financial covenants contained in Section 11.10 of the Credit Agreement immediately after giving effect to the Datalink Acquisition (determined on a Pro Forma Basis recomputed as of the last day of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are available, as if the Datalink Acquisition (and any related incurrence or repayment of Indebtedness) had occurred on the first day of each relevant period for testing such compliance).

5.	Effect on the Credit Agreement.

(a) Upon the effectiveness of this Reaffirmation, Amendment and Joinder, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Reaffirmation, Amendment and Joinder shall neither operate as a waiver of any rights, power or remedy of the Agents or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith and are hereby ratified and confirmed.

(c) Upon the effectiveness of this Reaffirmation, Amendment and Joinder, the Obligations existing and outstanding as of January 5, 2017 at 5:00 p.m. Mountain time equal $214,804,374.46.

6.	Governing Law. This Reaffirmation, Amendment and Joinder shall be construed in accordance with and governed by the law of the State of New York.

7.	Headings. Section headings in this Reaffirmation, Amendment and Joinder are included herein for convenience of reference only and shall not constitute part of this Reaffirmation, Amendment and Joinder.

8.	Counterparts. This Reaffirmation, Amendment and Joinder may be executed in any number of counterparts and by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. This Reaffirmation, Amendment and Joinder shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Reaffirmation, Amendment and Joinder by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Reaffirmation, Amendment and Joinder.

9.	Existing Datalink Credit Agreement. Each of CPC and New Reseller hereby agree that upon the effectiveness of this Reaffirmation, Amendment and Joinder (including, without limitation, the amendments set forth in Section 1 hereof), (a) the separate covenants and agreements of New Reseller and CPC contained in the Existing Datalink Credit Agreement are terminated and (b) the Existing Datalink Credit Agreement and the other Loan Documents (as defined in Existing Datalink Credit Agreement) shall be automatically terminated, null and void and of no further force and effect and that the New Reseller and its respective subsidiaries and affiliates shall be irrevocably released from any and all obligations in connection therewith, excluding, in each case, those obligations that are specified in the Existing Datalink Credit Agreement and the other Loan Documents (as defined in Existing Datalink Credit Agreement) as surviving that respective agreement’s termination.

10.	Consent to Amendment of Intercreditor Agreement. By its signature below, each Lender party hereto hereby consents to the amendment of the JPMorgan Bank Intercreditor Agreement adding New Reseller as a Floorplan Facility Borrower.

Remainder of page intentionally left blank.

IN WITNESS WHEREOF, this Reaffirmation, Amendment and Joinder has been duly executed and delivered on the date first above written.

CALENCE, LLC, as a Reseller

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT DIRECT USA, INC., as a Reseller

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT PUBLIC SECTOR, INC., as a Reseller

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

DATALINK CORPORATION, as a Reseller

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT ENTERPRISES, INC., as Parent Guarantor

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT CANADA HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

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Signature Page to Reaffirmation, Amendment and Joinder

INSIGHT NORTH AMERICA, INC., as Subsidiary Guarantor

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT DIRECT WORLDWIDE, INC., as Subsidiary Guarantor

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT RECEIVABLES HOLDING, LLC, as Subsidiary Guarantor

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

INSIGHT TECHNOLOGY SOLUTIONS, INC., as Subsidiary Guarantor

By:	/s/ Lynn Willden
Name: Lynn Willden
Title: Treasurer

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Signature Page to Reaffirmation, Amendment and Joinder

ACKNOWLEDGED AND AGREED:

CASTLE PINES CAPITAL LLC,

as Administrative Agent and a Lender under the Credit Agreement and

In its capacity under the Datalink Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC
as Administrative Agent and Collateral Agent

By:	/s/ John Hanley
Name: John Hanley
Title: Senior Vice President

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Signature Page to Reaffirmation, Amendment and Joinder

BANK OF AMERICA, N.A.,
as a Lender,

By:	/s/ Kenneth J. Tebelman
Name: Kenneth J. Tebelman
Title: Vice President

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Signature Page to Reaffirmation, Amendment and Joinder

ZB, N.A. dba NATIONAL BANK OF ARIZONA,
as a Lender,

By:	/s/ Sabina Aaronson
Name: Sabina Aaronson
Title: Vice President

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Signature Page to Reaffirmation, Amendment and Joinder

BANK OF THE WEST,
as a Lender,

By:	/s/ Kevin Gillette
Name: Kevin Gillette
Title: CBG Market Manager, Director

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Signature Page to Reaffirmation, Amendment and Joinder

BOKF, NA d/b/a BANK OF ARIZONA,
as a Lender,

By:	/s/ James Wessel
Name: James Wessel
Title: Senior Vice President

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Signature Page to Reaffirmation, Amendment and Joinder

COMERICA BANK,
as a Lender,

By:	/s/ Liz V. Gonzalez
Name: Liz V. Gonzalez
Title: Assistant Vice President

Signature Page to Reaffirmation, Amendment and Joinder

ANNEX I

Reaffirmed Loan Documents

1.	Resellers Security Agreement.

2.	Resellers Pledge Agreement.

3.	Parent Guaranty.

4.	Parent Security Agreement.

5.	Parent Pledge Agreement.

6.	Subsidiary Guaranty.

7.	Subsidiary Security Agreement.

8.	Subsidiary Pledge Agreement.

EXHIBIT A

Amended Schedule to Credit Agreement

SCHEDULE 9.6

Litigation

None.

EXHIBIT B

Amended Schedules to Resellers Security Agreement

SCHEDULE 1

TO

AMENDED AND RESTATED SECURITY AGREEMENT

Grantor Organizational Information

Grantor	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business	Chief Executive Office
Calence, LLC*	Delaware	4000415	6820 South Harl Avenue Tempe, Arizona 85283	6820 South Harl Avenue Tempe, Arizona 85283

Insight Direct USA, Inc.*	Illinois	5777-386-3	6820 South Harl Avenue Tempe, Arizona 85283	6820 South Harl Avenue Tempe, Arizona 85283

Insight Public Sector, Inc.*	Illinois	5777-387-1	6820 South Harl Avenue Tempe, AZ 85283	6820 South Harl Avenue Tempe, AZ 85283

Datalink Corporation**	Minnesota	1D-20	10050 Crosstown Circle, Suite 500 Eden Prairie, MN 55344	10050 Crosstown Circle, Suite 500 Eden Prairie, MN 55344

*	Books and records relating to Accounts and/or any originals of chattel paper evidencing Accounts are held at the following locations:

1. 6820 South Harl Avenue, Tempe, Arizona 85283

2. 910 West Carver Road, Tempe, Arizona 85284

**	Books and records relating to Accounts and/or any originals of chattel paper evidencing Accounts are held at the following location:

1. 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344

SCHEDULE 1-A

TO

AMENDED AND RESTATED SECURITY AGREEMENT

Pledged Debt:

None.

SCHEDULE 2

TO

AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name of Grantor	Locations of Inventory and/or Equipment
Calence, LLC	6820 South Harl Avenue Tempe, Arizona 85283

Insight Direct USA, Inc.	6820 South Harl Avenue Tempe, Arizona 85283
444 Scott Drive Bloomingdale, Illinois 60108
1560 Hunter Road Hanover Park, Illinois 60133
1600 Hunter Road Hanover Park, Illinois 60133
910 W. Carver Road, Suite 110 Tempe, Arizona 85283
2250 Pinehurst Blvd, Suite 200 Addison, IL 60101
9 Galen St. Ste. 300 Watertown, MA 02472

Insight Public Sector, Inc.	2701 N. Rocky Point Drive, Suite 300 Tampa, Florida 33607

Datalink Corporation	10050 Crosstown Circle, Suite 500 Eden Prairie, MN 55344
4000 CentreGreen Way, Suite 100 Cary, NC 27513

SCHEDULE 2-B

TO

AMENDED AND RESTATED SECURITY AGREEMENT

Name	Filing Location
Calence, LLC	Delaware Secretary of State
Insight Direct USA, Inc.	Illinois Secretary of State
Insight Public Sector, Inc.	Illinois Secretary of State
Datalink Corporation	Minnesota Secretary of State

SCHEDULE 3

TO

AMENDED AND RESTATED SECURITY AGREEMENT

Intellectual Property

I. Trademarks

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

CALENCE	India	898875 20-JAN-2000		Calence, LLC	REGISTERED

INSIGHT NETWORKING	Louisiana		605684 18-MAR-2009	Calence, LLC	Registered (LA)

INSIGHT NETWORKING	Nevada		10121195 18-MAR-2009	Calence, LLC	Registered (NE)

INSIGHT NETWORKING	Ohio		1839849 03-MAR-2009	Calence, LLC	Registered (OH)

INSIGHT NETWORKING	Wyoming		2009-00567561 25-MAR-2009	Calence, LLC	Registered (WY)

INSIGHT NETWORKING	Wyoming		2009-000567561 25-MAR-2009	Calence, LLC	Registered (WY)

INSIGHT:LICENSEADVISOR	Australia	1182718 20-JUN-2007	1182718 20-JUN-2007	Insight Direct USA, Inc.	REGISTERED

SOFTWARE SPECTRUM	Australia	732418 15-APR-1997	732418 15-APR-1997	Insight Direct USA, Inc.	REGISTERED

INSIGHTCLOUD	Australia	1563290 18-JUN-2013	1563290 18-JUN-2013	Insight Direct USA, Inc.	REGISTERED

INSIGHTCLOUD	China	11193121 11-JUL-2012	11193121 14-JAN-2014	Insight Direct USA, Inc.	REGISTERED

INSIGHT	China	6056506 18-MAY-2007	6056506 07-MAR-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	6056505 18-MAY-2007	6056505 07-MAR-2010	Insight Direct USA, Inc.	REGISTERED

INSIGHT	China	6052043 16-MAY-2007	6052043 07-MAR-2010	Insight Direct USA, Inc.	REGISTERED

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

ying shi	China	6052044 16-MAY-2007	6052044 07-MAR-2010	Insight Direct USA, Inc.	REGISTERED

INSIGHT:ADVISOR	China	5922405 17-FEB-2007	5922405 28-JUL-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	5677007 23-OCT-2006	5677007 07-FEB-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	5677008 23-OCT-2006	5677008 07-JAN-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	5677009 23-OCT-2006	5677009 07-JAN-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	5677010 23-OCT-2006	5677010 07-FEB-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	5676950 23-OCT-2006	5676950 21-FEB-2010	Insight Direct USA, Inc.	REGISTERED

ying shi	China	5676949 23-OCT-2006	5676949 14-MAR-2010	Insight Direct USA, Inc.	REGISTERED

INSIGHT	China	5641014 30-SEP-2006	5641014 21-DEC-2009	Insight Direct USA, Inc.	REGISTERED

INSIGHT	China	5641010 30-SEP-2006	5641010 07-FEB-2010	Insight Direct USA, Inc.	REGISTERED

INSIGHT	China	5641013 30-SEP-2006	5641013 28-DEC-2009	Insight Direct USA, Inc.	REGISTERED

INSIGHT	China	5641011 30-SEP-2006	5641011 28-DEC-2010	Insight Direct USA, Inc.	REGISTERED

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

Insight	Denmark	VA 003503 1998 19-AUG-1998	VR 001638 2004 24-MAY-2004	Insight Direct USA, Inc.	REGISTERED

INSIGHT GLOBAL FINANCE	Massachusetts		64567 01-JUL-2004	Insight Direct USA, Inc.	Renewed (Registered) (MA)

INSIGHT DIRECT	Massachusetts		63802 09-JAN-2004	Insight Direct USA, Inc.	Renewed (Registered) (MA)

INSIGHT	Nevada		E0652562007-5 18-SEP-2007	Insight Direct USA, Inc.	Renewed (Registered) (NV)

INSIGHT	New Zealand	839429 (00839429) 30-MAR-2011	839429 02-OCT-2012	Insight Direct USA, Inc.	REGISTERED

INSIGHT:ADVISOR	New Zealand	770779 21-JUN-2007	770779 12-MAR-2009	Insight Direct USA, Inc.	REGISTERED

INSIGHT GLOBAL FINANCE	Ohio		1353113 21-NOV-2002	Insight Direct USA, Inc.	Renewed (Registered) (OH)

INSIGHT GLOBAL FINANCE	South Dakota		26-NOV-2002	Insight Direct USA, Inc.	Renewed (Registered) (SD)

INSIGHT GLOBAL FINANCE	State		282535 27-NOV-2002	Insight Direct USA, Inc.	Renewed (Registered) (AZ)

INSIGHT and Design Thomson CompuMark Trademark: INSIGHT iiii	Canada	1787707 20-JUN-2016		Insight Direct USA, Inc.	Formalized (Pending)

Insight	Switzerland	62262/2010 27-APR-2011	617785 10-AUG-2011	Insight Direct USA, Inc.	REGISTERED

HARMONY	USPTO	86184116 04-FEB-2014		Insight Direct USA, Inc.	Pending Intent to Use

INSIGHT	USPTO	86855796 21-DEC-2015	5021451 16-AUG-2016	Insight Direct USA, Inc.	Registered

Design Only	USPTO	86757388 15-SEP-2015	5001816 19-JUL-2016	Insight Direct USA, Inc.	Registered

TRICENTRIC	USPTO	86308168 12-JUN-2014	4707106 24-MAR-2015	Insight Direct USA, Inc.	Registered

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

INSIGHTCLOUD	USPTO	85175925 12-NOV-2010	4396558 03-SEP-2013	Insight Direct USA, Inc.	Registered

INSIGHT	USPTO	77201689 08-JUN-2007	3690982 06-OCT-2009	Insight Direct USA, Inc.	Registered

INSIGHT	USPTO	77201950 08-JUN-2007	4508474 08-APR-2014	Insight Direct USA, Inc.	Registered

INSIGHT	USPTO	77201946 08-JUN-2007	3474837 29-JUL-2008	Insight Direct USA, Inc.	Registered

INSIGHT	USPTO	77201949 08-JUN-2007	3659763 28-JUL-2009	Insight Direct USA, Inc.	Registered

INSIGHT:LICENSEADVISOR	USPTO	77069247 21-DEC-2006	3709078 10-NOV-2009	Insight Direct USA, Inc.	Registered

PLUS HARDWARE	USPTO	78401210 13-APR-2004	3040250 10-JAN-2006	Insight Direct USA, Inc.	Registered

INSIGHT	USPTO	74608621 08-DEC-1994	1940956 12-DEC-1995	Insight Direct USA, Inc.	Renewed (Registered)

INSIGHT GLOBAL FINANCE	Utah		6283516 28-JUL-2006	Insight Direct USA, Inc.	Registered (UT)

INSIGHT GLOBAL FINANCE	Wisconsin		05-NOV-2003	Insight Direct USA, Inc.	Renewed (Registered) (WI)

INSIGHT GLOBAL FINANCE	Wyoming		2002-000441908 28-NOV-2002	Insight Direct USA, Inc.	Registered (WY)

INSIGHT	Australia	1417104 30-MAR-2011	1417104 30-MAR-2011	Insight Direct USA, Inc.	REGISTERED

INSIGHT:ADVISOR	Australia	1167381 22-MAR-2007	1167381 22-MAR-2007	Insight Direct USA, Inc.	REGISTERED

Insight Logo	Canada	1770542 03-MAR-2016		Insight Direct USA, Inc.	Formalized (Pending)

INSIGHTCLOUD	Canada	1504886 22-NOV-2010	TMA878843 28-MAY-2014	Insight Direct USA, Inc.	Registered

INSIGHT	Canada	1370595 05-NOV-2007	TMA780769 26-OCT-2010	Insight Direct USA, Inc.	Registered

INSIGHT:LICENSEADVISOR	Canada	1331045 11-JAN-2007	TMA771853 13-JUL-2010	Insight Direct USA, Inc.	Registered

INSIGHT.CA	Canada	1061246 31-MAY-2000	TMA564400 08-JUL-2002	Insight Direct USA, Inc.	Registered

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

INSIGHT·COM 800-INSIGHT DESIGN	Canada	893050 05-OCT-1998	TMA704025 08-JAN-2008	Insight Direct USA, Inc.	Registered

INSIGHT	EU trade marks	15028781 21-JAN-2016	15028781 30-MAY-2016	Insight Direct USA, Inc.	REGISTERED

Design Only	EU trade marks	14653612 06-OCT-2015	14653612 26-FEB-2016	Insight Direct USA, Inc.	REGISTERED

INSIGHT SOFTWARE LIVE	EU trade marks	6992036 16-JUN-2008	6992036 07-OCT-2009	Insight Direct USA, Inc.	REGISTERED

Insight Software LIVE	EU trade marks	6992002 16-JUN-2008	6992002 06-NOV-2009	Insight Direct USA, Inc.	REGISTERED

INSIGHT:ADVISOR	EU trade marks	6022479 20-JUN-2007	6022479 20-MAY-2008	Insight Direct USA, Inc.	REGISTERED

INSIGHT:MOBILEADVISOR	EU trade marks	5702485 20-FEB-2007	5702485 30-NOV-2007	Insight Direct USA, Inc.	REGISTERED

INSIGHT:LICENSEADVISOR	EU trade marks	5702568 20-FEB-2007	5702568 30-NOV-2007	Insight Direct USA, Inc.	REGISTERED

Whatever IT takes	EU trade marks	3409083 15-OCT-2003	3409083 15-JUN-2005	Insight Direct USA, Inc.	REGISTERED

Insight	EU trade marks	3309002 12-AUG-2003	3309002 29-JUL-2010	Insight Direct USA, Inc.	REGISTERED

INSIGHT ECREDIT	EU trade marks	1168525 11-MAY-1999	1168525 15-MAR-2001	Insight Direct USA, Inc.	REGISTERED

INSIGHT	EU trade marks	1113844 17-MAR-1999	1113844 09-AUG-2001	Insight Direct USA, Inc.	REGISTERED

SOFTWARE SPECTRUM	EU trade marks	515205 11-APR-1997	515205 14-JUN-2000	Insight Direct USA, Inc.	REGISTERED

INSIGHT	Hong Kong	301961875 30-JUN-2011	301961875 30-JUN-2011	Insight Direct USA, Inc.	REGISTERED

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

INSIGHTCLOUD	Hong Kong	301829304 09-FEB-2011	301829304 09-FEB-2011	Insight Direct USA, Inc.	REGISTERED

SOFTWARE SPECTRUM	Hong Kong		1999B04659 15-OCT-1996	Insight Direct USA, Inc.	REGISTERED

INSIGHTCLOUD	International Register		1088188 04-FEB-2011	Insight Direct USA, Inc.	REGISTERED

Design Only	International Register	86757388		Insight Direct USA, Inc.	UNPUBLISHED APPLICATION (PENDING)

INSIGHTCLOUD	New Zealand	837158 14-FEB-2011	837158 04-JAN-2013	Insight Direct USA, Inc.	REGISTERED

INSIGHT:MOBILEADVISOR	New Zealand	765539 22-MAR-2007	765539 14-MAY-2009	Insight Direct USA, Inc.	REGISTERED

INSIGHT:LICENSEADVISOR	New Zealand	765540 22-MAR-2007	765540 14-MAY-2009	Insight Direct USA, Inc.	REGISTERED

SOFTWARE SPECTRUM	New Zealand	275278 10-APR-1997	275278 11-FEB-1998	Insight Direct USA, Inc.	REGISTERED

insight	Singapore	T0803102C 11-MAR-2008		Insight Direct USA, Inc.	REGISTERED

insight : advisor	Singapore	T0706084D 22-MAR-2007		Insight Direct USA, Inc.	REGISTERED

insight: licenseadvisor	Singapore	T0706085B 22-MAR-2007		Insight Direct USA, Inc.	REGISTERED

insight : mobileadvisor	Singapore	T0706086J 22-MAR-2007		Insight Direct USA, Inc.	REGISTERED

DATALINK	USA	85/136,907 23-SEP-2010	4,011,401 16-AUG-2011	Datalink Corproation	REGISTERED Section 2(F)

DATALINK	USA	76/523,551 30-MAY-2003	2,902,860 16-NOV-2004	Datalink Corproation	REGISTERED

DATALINK	USA	76/009,750 27-MAR-2000	2,459,543 12-JUN-2001	Datalink Corproation	REGISTERED Section 2(F)

DATALINK and Design	USA	76/521,218 30-MAY-2003	2,902,843 16-NOV-2004	Datalink Corproation	REGISTERED

DATALINK and Design	USA	76/142,373 6-OCT-2010	2,573,148 28-MAY-2002	Datalink Corproation	REGISTERED

DATALINK ONECALL	USA	85/025,334 28-APR-2010	3,890,069 14-DEC-2010	Datalink Corporation	REGISTERED

SOLUTIONSCAPE	USA	85/225,822 25-JAN-2011	4,043,425 18-OCT-2011	Datalink Corporation	REGISTERED

STORAGESCAPE	USA	85/136,848 23-SEP-2010	4,001,483 26-JUL-2011	Datalink Corproation	REGISTERED

Mark	Country	App. No./ App. Date	Reg. No./ Reg. Date	Current Owner	Status

V-SCAPE	USA	85/225,848 25-JAN-2011	4,043,426 18-OCT-2011	Datalink Corproation	REGISTERED

DATALINK	Canada	1202840 6-JAN-2004	TMA681442 9-FEB-2007	Datalink Corproation	REGISTERED

DATALINK	Canada	1060115 24-MAY-2000	TMA625291 10-NOV-2004	Datalink Corproation	REGISTERED

DATALINK and Design	Canada	1187454 18-AUG-2003	TMA680961 1-FEB-2007	Datalink Corproation	REGISTERED

DATALINK	European Community	1670538 23-MAY-2000	1670538 4-OCT-2002	Datalink Corproation	REGISTERED

II. Patents

Patent No. Publication No. Application No.	Country	Issue Date / Pub. Date / App. Date	Title	Current Owner	Status
2010202645 2010202645 2010202645	Australia	09-AUG-2012 15-JUL-2010 25-JUN-2010	VERSION COMPLIANCE SYSTEM	Insight Direct USA, Inc.	Issued

555718 555718 555718	New Zealand	09-APR-2009 24-DEC-2008 08-JUN-2007	VERSION COMPLIANCE SYSTEM	Insight Direct USA, Inc.	Issued

555717 555717 555717	New Zealand	26-JUN-2009 28-FEB-2009 08-JUN-2007	TIME BOUND ENTITLEMENT FOR DIGITAL CONTENT DISTRIBUTION FRAMEWORK	Insight Direct USA, Inc.	Issued

551117 551117 551117	New Zealand	24-DEC-2010 27-AUG-2010 01-SEP-2005	SOFTWARE DISTRIBUTION FRAMEWORK	Insight Direct USA, Inc.	Issued

2007202636 2007202636 2007202636	Australia	21-JUN-2010 03-JAN-2008 08-JUN-2007	TIME BOUND ENTITLEMENT FOR DIGITAL CONTENT DISTRIBUTION FRAMEWORK	Insight Direct USA, Inc.	Issued

8,412,678 US-2011-0191296-A1 12/833,899	USA	04-APR-2013 04-AUG-2011 16-SEP-2010	SYSTES AND METHODS FOR PROVIDING BUSINESS CONTINUITY SERVICES	Datalink Corporation	Issued

III. COPYRIGHTS

None

EXHIBIT C

Schedule 1 to Amended and Restated Pledge Agreement – Pledged Subsidiaries

Pledged Stock

Name of Pledgor	Name of Pledged Subsidiary	Number of Shares held by Pledgor being Pledged	Percentage of Shares held by Pledgor being Pledged	Certificate Number
Insight Direct USA, Inc.	BlueMetal Architects, Inc.	100	100%	N/A
Datalink Corporation	MV Sub, Inc.	100	100%	2
Datalink Corporation	STI Acquisition Corp.	100	100%	2

Pledged Membership Interests

Name of Pledgor	Name of Pledged Subsidiary	Percentage of Pledgor’s Membership Interests being Pledged
Calence, LLC	Calence Physical Security Solutions, LLC	100%
Insight Direct USA, Inc.	Calence, LLC	100%
Insight Direct USA, Inc.	Insight Consulting Services, LLC	100%
Insight Direct USA, Inc.	Insight Receivables Holding, LLC	100%
Insight Direct USA, Inc.	Insight Stadium Services, LLC	100%
Insight Public Sector, Inc.	Insight Receivables Holding, LLC	100%
Datalink Corporation	Datalink Holding LLC	100%

Pledged Partnership Interests

None.

EXHIBIT D

Amended Schedules to Parent Guarantor Pledge Agreement

SCHEDULE I

PLEDGED SUBSIDIARIES

Pledged Stock

Name of Pledgor	Name of Pledged Subsidiary	Number of Shares being Pledged	Percentage of Shares held by Pledgor being Pledged	Certificate Number
Insight Enterprises, Inc.	Insight Direct Worldwide, Inc.	10,000	100%	1
Insight Enterprises, Inc.	Insight Technology Solutions, Inc.	100	100%	2
Insight Enterprises, Inc.	Datalink Corporation	1,000	100%	N/A

Pledged Membership Interests

Name of Pledgor	Name of Pledged Subsidiary	Percentage of Pledgor’s Membership Interests being Pledged
Insight Enterprises, Inc.	Insight Receivables Holding, LLC	100%

Pledged Partnership Interests

None.